Exhibit 10.12.1

[455 Mission Bay Boulevard South — Twist Bioscience Corporation]

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “First Amendment”) is made as of August 7, 2013 (“Effective Date”), by and between ARE-SAN FRANCISCO NO. 19, LLC, a Delaware limited liability company (“Landlord”), and TWIST BIOSCIENCE CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement of even date herewith (the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 7,050 rentable square feet (“Premises”) in a building located at 455 Mission Bay Boulevard South, San Francisco, California. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Tenant desires to have early access to the office portion of the Premises and a small portion of stand-alone laboratory space as more particularly shown cross hatched on Exhibit A hereto (the “Early Occupancy Premises”) prior to the Commencement Date.

C. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to (i) provide for early access to the Early Occupancy Premises and (ii) amend the definition of Target Commencement Date.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.

Early Access. Notwithstanding anything to the contrary in the Lease, commencing on the Effective Date, Tenant shall have the right to early occupancy of the Early Occupancy Premises portion of the Premises subject to all of the terms and conditions of the Lease; provided, however, that Tenant shall not be required to pay Base Rent and Tenant’s Share of Operating Expenses with respect to the Early Occupancy Premises from the Effective Date through the Commencement Date.

Tenant acknowledges that Landlord may require access to the Early Occupancy Premises in order to complete Landlord’s Work. Landlord and its contractors and agents shall have the right to enter the entire Premises to complete Landlord’s Work and Tenant shall cooperate with Landlord in connection with the same. Tenant acknowledges that Landlord’s completion of Landlord’s Work may adversely affect Tenant’s use and occupancy of the Early Occupancy Premises. Tenant shall have no right to seek damages or to cancel or terminate the Lease because of any adverse effect caused by the performance of Landlord’s Work prior to the Commencement Date and Tenant waives all claims against Landlord in connection with the performance of Landlord’s Work prior to the Commencement Date.

2.	Target Commencement Date. The definition of “Target Commencement Date” on Page 1 of the Lease is hereby deleted in its entirety and replaced with the following:

“Target Commencement Date: September 16, 2013.”

3.

Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (“Broker”) in connection with the transaction reflected in this First Amendment and that no Broker other than Colliers International, Kidder Matthews and Cornish & Carey Commercial, NKF brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the brokers, if any named in this First Amendment, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this First Amendment.

4.	Miscellaneous.

(a) This First Amendment and the Lease are the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b) For purposes of Section 1938 of the California Civil Code, as of the date of this First Amendment, the Project has not been inspected by a certified access specialist.

(c) This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

(d) This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

(e) Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

LANDLORD:

ARE-SAN FRANCISCO NO. 19, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP., a Maryland corporation, general partner

		By:	/s/ Eric S. Johnson
Eric S. Johnson
Vice President
Real Estate Legal Affairs

TENANT:

TWIST BIOSCIENCE CORPORATION, a Delaware corporation

By:	/s/ Emily Leproust
Name: Emily Leproust
Title: Chief Executive Officer

EXHIBIT A

EARLY OCCUPANCY PREMISES

Exhibit A

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